Exhibit 99.3
1 1st Quarter 2010 Results

First Quarter 2010 2 Forward-Looking Statements This presentation contains forward-looking statements based on our current expectations, and neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by applicable law. These forward-looking statements are often identified by words such as "estimate," "predict," "may," "believe," "plan," "expect," "require," "intend," "assume" and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: regulatory and judicial decisions, developments and proceedings; our ability to achieve timely and adequate rate recovery of our costs; our ability to reduce capital expenditures and other costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures; power plant performance and outages; volatile fuel and purchased power costs; fuel and water supply availability; new legislation or regulation relating to greenhouse gas emissions, renewable energy mandates and energy efficiency standards; our ability to meet renewable energy requirements and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; competition in retail and wholesale power markets; the duration and severity of the economic decline in Arizona and current credit, financial and real estate market conditions; the cost of debt and equity capital and the ability to access capital markets when required; restrictions on dividends or other burdensome provisions in our credit agreements and Arizona Corporation Commission orders; our ability, or the ability of our subsidiaries, to meet debt service obligations; changes to our credit ratings; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; transmission and distribution system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the ability of our counterparties and power plant participants to meet contractual or other obligations; technological developments in the electric industry; and economic and other conditions affecting the real estate market in SunCor Development Company's market areas. These and other factors are discussed in Risk Factors described in Item 1A of the Pinnacle West/APS Annual Report on Form 10- K for the fiscal year ended December 31, 2009, which readers should review carefully before placing any reliance on our financial statements, disclosures or our earnings outlook.

First Quarter 2010 3 In this presentation, we present "regulated electricity segment gross margin" per diluted share of common stock. Regulated electricity segment gross margin refers to regulated electricity segment revenues less regulated electricity segment fuel and purchased power expenses. Regulated electricity segment gross margin is a "non-GAAP financial measure," as defined in accordance with SEC rules. The last slide in the Appendix contains a reconciliation of this non-GAAP financial measure to the referenced revenue and expense line items on our Condensed Consolidated Statements of Income, which are the most directly comparable financial measures calculated and presented in accordance with GAAP. We view regulated electricity segment gross margin as an important performance measure of the core profitability of our operations. We refer to "on-going earnings" in this presentation, which is also a non-GAAP financial measure. We believe on-going earnings provide investors with a useful indicator of our results that is comparable among periods because it excludes the effects of unusual items that may occur on an irregular basis. Slide 6 provides a reconciliation of on-going earnings to our reported earnings. Investors should note that these non-GAAP financial measures may involve judgments by management, including whether an item is classified as an unusual item. These measures are key components of our internal financial reporting and are used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses. Non-GAAP Financial Measures

First Quarter 2010 4 CFO Agenda 1st Quarter Results Arizona Economic Outlook Earnings Guidance Financing and Liquidity Update

First Quarter 2010 5 Consolidated EPS Summary 1st Quarter 2010 vs. 1st Quarter 2009 Per Share Reported Per Share On-Going $(0.06) $(1.55) $(1.75) $(1.50) $(1.25) $(1.00) $(0.75) $(0.50) $(0.25) $0.00 2010 2009 $0.07 $(0.25) $(0.30) $(0.20) $(0.10) $0.00 $0.10 2010 2009

First Quarter 2010 6 1st Qtr 2009 Non-GAAP EPS Reconciliation 1st Quarter 2010 vs. 1st Quarter 2009 EPS per diluted share as reported $ (0.06) $ (1.55) $ 1.49 Adjustments: Real estate segment 0.13 1.30 (1.17) On-going earnings per share $ 0.07 $ (0.25) $ 0.32 1st Qtr 2010 Change

First Quarter 2010 7 Regulated electricity gross margin* $0.20 Other income, net of other expense $0.05 Lower effective tax rate $0.08 O&M* $(0.04) Other items, net $0.03 Net Increase $0.32 Summary of On-Going EPS Variances 1st Quarter 2010 vs. 1st Quarter 2009 = * Excluding renewable energy and demand-side management revenue increases and offsetting O&M increases, respectively. See non-GAAP reconciliation for regulated electricity gross margin in Appendix.

First Quarter 2010 8 Regulated Electricity Gross Margin Drivers* 1st Quarter 2010 vs. 1st Quarter 2009 Net Increase $0.20 = Transmission rate increase $0.03 Lower kWh sales $(0.02) Weather effects $0.02 Improved hedge mark-to- market $0.02 Retail base rate increase, net of PSA effects $0.14 Other items, net $(0.02) Line extension revenues $0.03 * See non-GAAP reconciliation in Appendix.

First Quarter 2010 9 Arizona Economic Indicators Metro Phoenix Housing & Commercial Real Estate Value Relative to Jan '05 Home Prices Commercial Building Occupancy 200 100 50 0 150 '05 '07 '09 '08 '10 '06 '05 '07 '09 '08 '10 '06 Retail Sq .Ft. Millions Office Sq. Ft. Millions 115 130 120 125 95 110 100 105 170 185 175 180 150 165 155 160 190 145 Office Retail

First Quarter 2010 10 Arizona Economic Indicators Employment & Payroll Taxes Month-to- Month Change Non-Farm Job Growth Personal Income Tax Withholdings '06 '07 '08 '09 '10 '05 1.0% 0.5% (0.5)% 0.0% (1.0)% (10.0)% (15.0)% '06 '07 '08 '09 '05 '10 25.0% 20.0% 10.0% 15.0% 0.0% (5.0)% 5.0% (20.0)% Month-to- Month Change

First Quarter 2010 11 2009 Actual: $2.33 per share Guidance as of May 6, 2010 2010 $2.95 - $3.10 per share 2011 Estimated to be within guidance range provided for 2010, with some opportunity for modestly exceeding the range Consolidated On-Going EPS EPS $2.33 $2.95 $3.10 Projected

First Quarter 2010 12 First Quarter 2010 12 Adequate Liquidity and Financing Access* Capacity Borrower ($ Millions) Matures APS $ 489 Sep. '11 APS 500 Feb. '13 PNW 200 Feb. '13 $1,189 Solid bank group No MAC clauses or "clean down" provisions Credit Facilities ST Debt Available Liquidity $1,159 Liquidity FFO CapEx Dividend Cushion $953 March 31, 2010** Available Liquidity Est. 2010 Cash Sources & Uses $ Millions Credit Facilities * Excluding SunCor ** Pro forma for April 2010 PNW $253 million common equity issuance Cash

First Quarter 2010 13 CEO Discussion Arizona Regulatory Update Renewable Resources Operations Update Looking Ahead

First Quarter 2010 14 APS AZ Sun Program 100 MW photovoltaic solar plants owned by APS Up to $500 million capital investment In service 2011 through 2014 Approved rate recovery First 50 MW: Renewable Energy Surcharge adjustor Second 50 MW: Adjustor determined in 2012 rate case decision

First Quarter 2010 15 CEO Discussion Arizona Regulatory Update Renewable Resources Operations Update Looking Ahead

Appendix - 1Q '10 16 Appendix

Appendix - 1Q '10 17 Renewable Energy and Demand-Side Management Surcharges* * Revenues associated with these surcharges were offset substantially by comparable amounts of O&M expense. 2008 Pretax $ Millions 2009 2010

Appendix - 1Q '10 18 Quarterly Mark-to-Market on Hedge Contracts* Pretax $ Millions * APS 10% share under Power Supply Adjustor (PSA), net of related deferrals. 2008 2009 2010

Appendix - 1Q '10 19 Reconciliation of Regulated Electricity Segment Gross Margin Regulated electricity segment revenue* $ 611 $ 602 Regulated electricity segment fuel and purchased power expenses* (215) (247) Regulated electricity segment gross margin including RES and DSM revenues** 396 355 Less: RES and DSM revenues (25) (18) Regulated electricity segment gross margin excluding RES and DSM revenues $ 371 $ 337 Three Months Ended March 31, EPS Change 2010 2009 $ millions, except per share amounts $ 0.24 (0.04) $ 0.20 Non-GAAP Measure Reconciliation - Regulated Electricity Segment Gross Margin * Line items from Consolidated Statements of Income ** RES, Renewable Energy Standard; DSM, Demand-Side Management